HAWAIIAN TAX-FREE TRUST
                         Supplement to the Prospectuses
                               Dated July 24, 2007
                    As Previously Supplemented August 3, 2007

     On May 19, 2008, the U.S. Supreme Court reversed a Kentucky state court decision that held the Kentucky law exempting interest paid on Kentucky municipal obligations from Kentucky income tax while taxing interest on municipal obligations of other states violated the U.S. Constitution. The Supreme Court decision, in Department of Revenue of Kentucky v. Davis, rejected the Kentucky court's holding that Kentucky's differential tax treatment of in-state as against out-of-state municipal bonds violated the "negative" or "dormant" Commerce Clause of the U.S. Constitution.

     In the view of many observers, the Supreme Court decision effectively rejected an implicit threat to a widespread tax practice, followed by most states, upon which the investment operations of single-state municipal bond funds like the Trust depend.

     The paragraph describing this case under the caption "Tax Information" is deleted.

                   The date of this supplement is June 4, 2008